UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2015

PARAMOUNT GOLD NEVADA CORP.

 (Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

The information disclosed under Items 2.01 and 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

On April 17, 2015, Paramount Gold Nevada Corp. (“Paramount” or the “Company”) entered into the previously disclosed separation and distribution agreement (the “Separation Agreement”) with Paramount Gold and Silver Corp. (“Parent”), to effect the separation (the “separation”) of the Company from Parent, and to provide for the allocation between the Company and Parent of the Company’s and Parent’s assets, liabilities and obligations attributable to periods prior to, at and after the separation.

The foregoing description of the Separation Agreement is not a complete description of all of the parties’ rights and obligations under the Separation Agreement. The above description is qualified in its entirety by reference to the Separation Agreement, the form of which was previously filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-1 (the “Registration Statement”), and is incorporated herein by reference.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On April 17, 2015, prior to the separation and in connection with the previously announced acquisition of Parent by Coeur Mining, Inc. (“Coeur”) (i) Coeur made a loan to Parent and Parent contributed $8.25 million of the proceeds of such loan to the Company as an equity contribution, and (ii) the Company issued to Coeur, in exchange for a cash payment by Coeur in the amount of $1.47 million, newly issued shares of Company common stock amounting to 4.9% of the outstanding Company common stock after issuance. Parent and the Company then entered into the previously disclosed Separation Agreement, and Paramount completed the separation by paying a dividend to Parent’s stockholders on a pro rata basis of all of the shares of Company common stock then held by Parent.

As a result of the separation, former Parent stockholders own approximately 95.1% of the Company, which is a standalone, publicly traded company, listed on the NYSE MKT LLC (the “NYSE MKT”) under the symbol “PZG”, and Coeur owns the remaining 4.9%.

Item 3.02     Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

On April 17, 2015, pursuant to the previously disclosed subscription agreement (the “Subscription Agreement”), the Company issued 417,420 shares of its common stock, par value $0.01 per share, to Coeur in exchange for a cash payment by Coeur in the amount of $1.47 million. This issuance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof because the issuance did not involve any public offering of securities.

The foregoing description of the Subscription Agreement is not a complete description of all of the parties’ rights and obligations under the Subscription Agreement. The above description is qualified in its entirety by reference to the Subscription Agreement, the form of which was previously filed as Exhibit 10.2 to the Registration Statement, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description
Exhibit 2.1	Separation and Distribution Agreement, dated as of April 17, 2015, between Paramount Gold and Silver Corp. and Paramount Gold Nevada Corp. (incorporated by reference to Exhibit 2.1 to the registrant’s Amendment No.1 to Registration Statement on Form S-1 filed on February 23, 2015).

Exhibit 10.1	Subscription Agreement, dated as of April 17, 2015, between Paramount Gold Nevada Corp. and Coeur Mining, Inc. (incorporated by reference to the registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed on April 2, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.
Date: April 20, 2015	By:	/s/ Carlo Buffone
	Name:	Carlo Buffone
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 2.1	Separation and Distribution Agreement, dated as of April 17, 2015, between Paramount Gold and Silver Corp. and Paramount Gold Nevada Corp. (incorporated by reference to Exhibit 2.1 to the registrant’s Amendment No.1 to Registration Statement on Form S-1 filed on February 23, 2015).

Exhibit 10.1	Subscription Agreement, dated as of April 17, 2015, between Paramount Gold Nevada Corp. and Coeur Mining, Inc. (incorporated by reference to the registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed on April 2, 2015).